                                              Exhibit 99.1

Apollo Reports Fourth Quarter and Full Year 2021 Results

New York, February 11, 2022 — Apollo Global Management, Inc. (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”) today reported results for the fourth quarter and full year ended December 31, 2021.
Marc Rowan, Chief Executive Officer of Apollo said, “2021 was an exceptional year for Apollo. We generated record annual distributable earnings, underpinned by record fee-related earnings that grew 15% year-over-year despite significant investments in our talented team to capture the massive growth opportunity in front of us. We remain highly confident in our ability to execute the strategic vision and financial plan we presented at Investor Day in October. Since then, we’ve demonstrated meaningful progress on our three key bets, including expanding asset origination, establishing product and distribution capabilities to serve retail investors, and growing our capital solutions business. Upon completing the merger with Athene on January 1st, we enter 2022 with great momentum, fully-aligned and well-positioned to deliver differentiated growth and returns.”
Apollo issued a full detailed presentation of its fourth quarter and full year ended December 31, 2021 results, which can be viewed through the Stockholders section of Apollo’s website at https://www.apollo.com/stockholders.
Dividends
Apollo Global Management, Inc. has declared a cash dividend of $0.40 per share of its Common Stock for the fourth quarter ended December 31, 2021. This dividend will be paid on February 28, 2022 to holders of record at the close of business on February 18, 2022. Apollo intends to distribute to its common stockholders an annual dividend of $1.60 per share of common stock, with increases based on growth of the business, as determined by the board of directors.
Apollo Asset Management, Inc. has declared a cash dividend of $0.398438 per share of each of its Series A Preferred Stock and Series B Preferred Stock, which will be paid on March 15, 2022 to holders of record at the close of business on March 1, 2022.
The declaration and payment of dividends on Common Stock, Series A Preferred Stock and Series B Preferred Stock are at the sole discretion of the Apollo Global Management, Inc.’s and Apollo Asset Management, Inc.'s respective board of directors, as applicable. Apollo cannot assure its stockholders that they will receive any dividends in the future.
Audio Webcast
Apollo will host a public audio webcast on Friday, February 11, 2022 at 8:30 a.m. Eastern Time. During the webcast, members of Apollo’s senior management team will review Apollo’s financial results for the fourth quarter and full year ended December 31, 2021. The webcast may be accessed at https://www.apollo.com/stockholders/events-and-presentations. For those unable to listen to the live broadcast, there will be a replay of the webcast available at the same link one hour after the event.
Apollo distributes its earnings releases via its website and email distribution lists. Those interested in receiving firm updates by email can sign up for them at https://www.apollo.com/stockholders/press-releases.
About Apollo
Apollo is a global, high-growth alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three business strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of December 31, 2021, Apollo had approximately $498 billion of assets under management. To learn more, please visit www.apollo.com.
Forward-Looking Statements
In this press release, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This press release may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis and expectations regarding benefits anticipated to be derived from the merger with Athene Holding Ltd. (“Athene”). These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this press release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to our dependence on certain key personnel, our ability to raise new funds, the impact of COVID-19, the impact of energy market dislocation, market conditions and interest rate fluctuations, generally, our ability to manage our growth, fund performance, the variability of our revenues, net income and cash flow, our use of leverage to finance our businesses and investments by our funds, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, litigation risks and Apollo’s ability to recognize the benefits expected to be derived from the merger with Athene, among others. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in the joint proxy statement/prospectus filed by Apollo Global Management, Inc. (formerly known as Tango Holdings, Inc.) with the filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2021, Apollo Asset Management Inc.’s (“AAM,” formerly known as Apollo Global Management, Inc.) Annual Report on Form 10-K filed with the SEC on February 19, 2021 and Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021, and Athene’s Annual Report on Form 10-K filed with the SEC on February 19, 2021, amendment to its Annual Report on Form 10-K/A filed with the SEC on April 20, 2021 and Quarterly Report on Form 10-Q filed with the SEC on November 8, 2021, as such factors may be updated from time to time in Apollo’s, AAM’s or Athene’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in other filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This press release does not constitute an offer of any Apollo fund.
Investor and Media Relations Contacts
For investors please contact:
Noah Gunn
Global Head of Investor Relations
Apollo Global Management, Inc.
212-822-0540
IR@apollo.com

For media inquiries please contact:
Joanna Rose
Global Head of Corporate Communications
Apollo Global Management, Inc.
212-822-0491
Communications@apollo.com
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